UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number  (811-05037)
                                                    -----------

                       PROFESSIONALLY MANAGED PORTFOLIOS
                       ---------------------------------
               (Exact name of registrant as specified in charter)

                            615 EAST MICHIGAN STREET
                              MILWAUKEE, WI 53202
                              -------------------
              (Address of principal executive offices) (Zip code)

                                ROBERT M. SLOTKY
                       PROFESSIONALLY MANAGED PORTFOLIOS
                        2020 E. FINANCIAL WAY, STE. 100
                               GLENDORA, CA 91741
                               ------------------
                    (Name and address of agent for service)

                                 (414) 765-5344
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: MARCH 31, 2004
                        ---------------

Date of reporting period:  MARCH 31, 2004
                          ---------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                 (HESTER LOGO)

                               TOTAL RETURN FUND

                                 ANNUAL REPORT

                               For the Year Ended
                                 March 31, 2004

                    (HESTER CAPITAL MANAGEMENT, L.L.C. LOGO)

April 14, 2004

Dear Shareholders:

  It has been over five years since Hester Capital Management (HCM) was named advisor to the Fund. For three of these years, we have battled some of the most challenging markets of our thirty-plus year investment career. We are very pleased to report to you that for the fiscal year ending March 31, 2004, the Fund experienced a return of 34.52% compared to the Blended Custom Index at 27.67%. Performance data quoted represents past performance; past performance does not guarantee future results. Please refer to the end of this letter for complete fund performance information and index descriptions.

  The equities in the Fund were up 41.04% compared to 37.82% and 35.12% for the Lipper Large Cap - Value Fund Index and the S&P 500 Index, respectively. Last year the market recovered from the worst bear market since the 1930's. Over the last 12 months, value outperformed growth and investors were rewarded by taking greater risk in their portfolios, owning smaller-cap names, low priced stocks, and high beta stocks.

  The Fund's performance last year was strongly influenced by several factors. One blatant factor was the strong year experienced by the U.S. markets. Importantly, the Fund's asset allocation was changed during the middle of the year when we eliminated the bond holdings from the portfolio. Last year at this time, approximately 80.4% of your assets were invested in equities, 14.5% in bonds and 5.1% in cash reserves. At the end of 2003, 98.8% of the assets were invested in equities with only 1.2% in cash reserves.

  In addition, the returns were influenced by strength in four economic sectors of the portfolio. Our equity holdings in the Industrial, Consumer Discretionary, Financial, and Technology sectors were the key areas that drove returns for the year. During the last six months of the year, all sectors of the portfolio outperformed the benchmark with the one exception of the holdings in the Consumer Staples group.

  The third key driver of returns last year was stock selection. A few stocks that were important contributors to performance were Tyco International, Ethan Allen, Pier One Imports, Possis Medical, Bank One Corp, Adobe Systems, AutoDesk, Intel and Waters Corporation.

  We continue to believe that stock selection will be the key to investment performance over the course of next year. Stock prices have risen dramatically from their bear market lows and estimates for corporate profits have increased. From a historical perspective, valuations are somewhat high, but not out of line considering the current levels of interest rates and inflation.

  HCM will continue to follow our multi-cap, value-oriented strategy in the management of the Fund. In that endeavor, we are looking for companies that are under-valued relative to their own history, their peer group, and the market.
We want to pay a reasonable price for the underlying value of a business, and prefer to have companies exhibiting positive trends in their fundamentals, above-average growth potential while staying true to our buy and sell disciplines.

  As for the investment outlook for 2004, we believe that the economy is in an expansion which should have sustainability into 2005. Economic activity has been strengthened by the very accommodating policies on behalf of the monetary and fiscal authorities, the weak U.S. dollar stimulating foreign demand, and the strength in the U.S. capital markets. With the increase in economic activity, revenue gains should keep pace, if not out strip, economic growth. Many companies have maintained excellent cost controls over the last several years and with the strength in top-line growth, earnings should benefit from the higher operating leverage. Constraints weighing on profit trends will be higher commodity costs, continued pressure from healthcare costs and the potential for gradually increased interest rates. We believe interest rates made a cyclical bottom in June of 2003 and expect rates to be gradually rising over the balance of this year into 2005. We are optimistic that additional upside remains in the U.S. equity markets and want to remain fully invested in order to participate in that anticipated strength.

  We want to thank shareholders for placing your confidence in our team and by investing in the Fund. Your continued trust is greatly appreciated, and we look forward to another year as your investment manager.

Respectfully submitted,

  /s/Ira Craig Hester         /s/John E. Gunthorp

  Ira Craig Hester, CFA       John E. Gunthorp, CFA

The above discussion is based on the opinions of Ira Craig Hester and John E. Gunthorp, given the current economic environment and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
---------------------------------------------------

Please see pages 6-7 for a list of the current fund holdings. Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.

Beta is a quantitative measure of the volatility of a given stock, mutual fund, or portfolio, relative to the overall market, usually the S&P 500. A beta above 1 is generally more volatile than the overall market, while a beta below 1 is generally less volatile.

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

Quasar Distributors, LLC, Distributor. (05/04)

INVESTMENT PERFORMANCE (INCEPTION DATE 9/30/98)

                                 SIX            ONE           THREE           FIVE          SINCE
                                MONTHS       YEAR*<F1>      YEAR*<F1>      YEAR*<F1>    INCEPTION*<F1>
                                ------       ---------      ---------      ---------    --------------
HESTER TOTAL RETURN FUND        19.71%         34.52%         5.81%          4.45%          7.85%
Blended Custom Index**<F2>      11.19%         27.67%         2.31%          0.90%          4.15%

STOCK MARKET INDICES
--------------------
HESTER - EQUITIES ONLY          21.45%         41.04%         7.52%          5.58%          9.72%
Lipper Large Cap
  Value Fund Index              16.11%         37.82%         1.43%          1.22%          4.57%
S&P 500 Composite
  Index                         14.15%         35.12%         0.62%         (1.21%)         3.35%
S&P 500 Composite
  Unweighted                    17.88%         48.60%         1.92%         (0.16%)         2.33%

BOND MARKET INDICES***<F3>
--------------------------
HESTER - FIXED INCOME ONLY        NA           (3.19%)        6.62%          7.69%          7.54%
Lehman U.S. Int Govt/
  Credit Bond Index               NA           (0.08%)        7.10%          7.06%          6.33%
Lehman U.S. Govt/
  Credit Bond Index               NA           (0.80%)        7.22%          7.07%          6.09%

CASH EQUIVALENTS INDICES
------------------------
90-day U.S. Treasury Bills       0.46%          1.00%         1.97%          3.42%          3.51%
Consumer Price Index             1.19%          1.74%         2.08%          2.58%          2.51%

  *<F1>   Annualized.
 **<F2>   75% S&P 500 Composite and 25% Lehman U.S. Intermediate
          Government/Credit Bond Index.
***<F3> The Fund's fixed income portfolio performance and the benchmarks are for periods ending July 31, 2003.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-811-0215.

Index Descriptions:
-------------------

Lipper Large Cap Value Fund: The largest thirty funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Standard & Poor's 500 Index: The index is capitalization-weighted, with each stock weighted by its proportion of the total market value of all 500 issues. Thus, larger companies have a greater effect on the index.

Standard & Poor's 500 Unweighted: Provides a lower concentration of individual stocks, and offers different sector exposures and a slower rate of change in sector weighting than the S&P 500. Comprises the same constituents as the S&P 500 Index and will be maintained according to a methodology consistent with that of the S&P 500.

Lehman U.S. Govt/Credit Bond Index: The Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

90-day U.S. Treasury Bills: Provide a measure of riskless return. The rate of return is the average interest rate available on the beginning of each month for a Treasury Bill maturing in ninety days.

Consumer Price Index: A measure of the average change in prices over time of goods and services purchased by households.

                            HESTER TOTAL RETURN FUND
                       Value of $10,000 vs S&P 500 Index

             Date        Hester Total Return Fund       S&P 500 with income
             ----        ------------------------       -------------------
           9/30/98                $10,000                     $10,000
           3/31/99                $12,195                     $12,732
           3/31/00                $14,431                     $15,018
           3/31/01                $12,799                     $11,762
           3/31/02                $14,031                     $11,791
           3/31/03                $11,274                      $8,871
           3/31/04                $15,165                     $11,986

                           Average Annualized Return
                          Period Ended March 31, 2004
                    1 Year                            34.52%
                    5 Year                             4.45%
                    Inception (9/30/98)                7.86%

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Sector allocations are subject to change.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 index is unmanaged and returns include reinvested dividends.

Prior to September 30, 1998, the Fund was known as the Avondale Total Return Fund and was managed by Herbert R. Smith & Co., Inc. Returns prior to September 30, 1998 are not reflected in this graph.

SCHEDULE OF INVESTMENTS at March 31, 2004

   SHARES                                                             VALUE
   ------                                                             -----
COMMON STOCKS: 99.1%

ADVERTISING:  1.7%
     4,200     Lamar Advertising Co.*<F4>                          $   168,924
                                                                   -----------

APPAREL: 4.5%
     5,000     Jones Apparel Group, Inc.                               180,750
     5,000     Polo Ralph Lauren Corp.                                 171,400
     5,100     The Warnaco Group, Inc.*<F4>                            102,459
                                                                   -----------
                                                                       454,609
                                                                   -----------

BANKS: 1.6%
     5,000     The Bank of New
                 York Co., Inc.                                        157,500
                                                                   -----------

BEVERAGES: 2.2%
     4,500     The Coca-Cola Co.                                       226,350
                                                                   -----------

BUILDING MATERIALS: 1.0%
     2,500     York International Corp.                                 98,275
                                                                   -----------

CHEMICALS:  1.3%
     7,000     Sensient Technologies Corp.                             130,690
                                                                   -----------

COMMERCIAL SERVICES:  1.9%
     8,000     Cendant Corp.                                           195,120
                                                                   -----------

COMPUTERS: 4.4%
    11,008     Hewlett-Packard Co.                                     251,423
    14,600     Perot Systems Corp. -
                 Class A*<F4>                                          194,180
                                                                   -----------
                                                                       445,603
                                                                   -----------

DIVERSIFIED FINANCIAL SERVICES: 6.7%
     2,250     Affiliated Managers
                 Group, Inc.*<F4>                                      122,805
    10,666     Citigroup Inc.                                          551,432
                                                                   -----------
                                                                       674,237
                                                                   -----------

ELECTRONICS: 6.8%
     6,900     Koninklijke Philips
                 Electronics N.V.                                      199,962
     4,750     Parker-Hannifin Corp.                                   268,375
     5,500     Waters Corp.*<F4>                                       224,620
                                                                   -----------
                                                                       692,957
                                                                   -----------

ENVIRONMENTAL CONTROL:  2.0%
     5,200     Waste Connections, Inc.*<F4>                            206,960
                                                                   -----------

FOOD: 1.1%
     5,000     Albertson's, Inc.                                       110,750
                                                                   -----------

HEALTHCARE PRODUCTS: 11.5%
     2,600     C.R. Bard, Inc.                                         253,864
     8,000     DENTSPLY
                 International Inc.                                    354,640
     7,000     Johnson & Johnson                                       355,040
     7,000     Possis Medical, Inc.*<F4>                               196,910
                                                                   -----------
                                                                     1,160,454
                                                                   -----------

HEALTHCARE SERVICES: 2.0%
     2,500     Quest Diagnostics Inc.                                  207,075
                                                                   -----------

HOME FURNISHINGS: 1.5%
     3,700     Ethan Allen Interiors Inc.                              152,662
                                                                   -----------

HOUSEHOLD PRODUCTS: 1.0%
     5,700     Tupperware Corp.                                        101,517
                                                                   -----------

INSURANCE: 2.2%
     3,100     American International
                 Group, Inc.                                           221,185
                                                                   -----------

MACHINERY - DIVERSIFIED: 1.5%
     4,300     Rockwell Automation, Inc.                               149,081
                                                                   -----------

MANUFACTURING - MISCELLANEOUS: 10.5%
    14,000     General Electric Co.                                    427,280
    13,600     Pall Corp.                                              308,584
    11,300     Tyco International Ltd.                                 323,745
                                                                   -----------
                                                                     1,059,609
                                                                   -----------

OIL & GAS: 4.3%
     2,000     ConocoPhillips                                          139,620
     7,078     Exxon Mobil Corp.                                       294,374
                                                                   -----------
                                                                       433,994
                                                                   -----------

OIL & GAS SERVICES: 1.8%
     5,000     Baker Hughes Inc.                                       182,400
                                                                   -----------

PACKAGING & CONTAINERS: 1.6%
     7,500     Pactiv Corp.*<F4>                                       166,875
                                                                   -----------

PHARMACEUTICALS: 5.4%
     2,900     Cardinal Health, Inc.                                   199,810
    10,000     Pfizer Inc.                                             350,500
                                                                   -----------
                                                                       550,310
                                                                   -----------

PIPELINES: 2.0%
     4,500     Equitable Resources, Inc.                               199,890
                                                                   -----------

RETAIL: 2.5%
     6,700     The Home Depot, Inc.                                    250,312
                                                                   -----------

SEMICONDUCTORS: 3.1%
     7,600     Altera Corp.*<F4>                                       155,420
     6,000     Intel Corp.                                             163,200
                                                                   -----------
                                                                       318,620
                                                                   -----------

SOFTWARE: 13.0%
    12,000     Autodesk, Inc.                                          379,440
     9,500     Dendrite International, Inc.*<F4>                       152,000
    10,000     First Data Corp.                                        421,600
     3,300     Global Payments Inc.                                    148,764
    17,400     Oracle Corp.*<F4>                                       208,974
                                                                   -----------
                                                                     1,310,778
                                                                   -----------
TOTAL COMMON STOCKS
  (cost $7,243,987)                                                 10,026,737
                                                                   -----------

 PRINCIPAL
   AMOUNT
 ---------
SHORT-TERM INVESTMENT: 1.2%
  $119,734     Cash Trust Series II -
                 Treasury Cash Series II
                 (cost $119,734)                                       119,734
                                                                   -----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $7,363,721):  100.3%                                        10,146,471
Liabilities in excess
  of Other Assets:  (0.3)%                                             (25,656)
                                                                   -----------
NET ASSETS: 100.0%                                                 $10,120,815
                                                                   -----------
                                                                   -----------

*<F4>  Non-income producing security.


See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2004

ASSETS
   Investments in securities, at value (cost $7,363,721)           $10,146,471
   Receivables:
      Dividends and interest                                             9,778
   Prepaid expenses and other assets                                     2,892
                                                                   -----------
          Total assets                                              10,159,141
                                                                   -----------

LIABILITIES
   Payables:
      Administration fees                                                2,546
      Advisory fees                                                        953
      Fund accounting fees                                               4,064
      Transfer agent fees                                                4,187
      Custody fees                                                         705
   Accrued expenses                                                     25,871
                                                                   -----------
          Total liabilities                                             38,326
                                                                   -----------

NET ASSETS                                                         $10,120,815
                                                                   -----------
                                                                   -----------
Shares outstanding
  (unlimited number of shares authorized, without par value)           299,762
                                                                   -----------
                                                                   -----------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE           $     33.76
                                                                   -----------
                                                                   -----------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                   6,766,478
   Accumulated net realized gain on investments                        571,587
   Net unrealized appreciation on investments                        2,782,750
                                                                   -----------
          Net assets                                               $10,120,815
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended March 31, 2004

INVESTMENT INCOME
   Income
      Dividends (net of $388 foreign withholding tax)               $  113,041
      Interest                                                          24,942
                                                                    ----------
          Total income                                                 137,983
                                                                    ----------
   Expenses
      Advisory fees                                                     69,500
      Administration fees                                               30,000
      Transfer agent fees                                               23,073
      Fund accounting fees                                              22,184
      Audit fees                                                        16,262
      Reports to shareholders                                            7,400
      Trustee fees                                                       5,530
      Legal fees                                                         3,964
      Custody fees                                                       3,672
      Registration fees                                                  3,525
      Miscellaneous                                                      3,168
      Insurance fees                                                       779
                                                                    ----------
          Total expenses                                               189,057
                                                                    ----------
             NET INVESTMENT LOSS                                       (51,074)
                                                                    ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                    973,774
   Change in net unrealized appreciation on investments              2,000,772
                                                                    ----------
      Net realized and unrealized gain on investments                2,974,546
                                                                    ----------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $2,923,472
                                                                    ----------
                                                                    ----------

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED          YEAR ENDED
                                                               MARCH 31, 2004      MARCH 31, 2003
                                                               --------------      --------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
   Net investment loss                                          $   (51,074)        $    (9,795)
   Net realized gain on investments                                 973,774             330,468
   Change in net unrealized
     appreciation (depreciation) on investments                   2,000,772          (3,097,122)
                                                                -----------         -----------
      NET INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS                                 2,923,472          (2,776,449)
                                                                -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                            --             (15,229)
   From net realized gain                                          (395,514)           (666,133)
                                                                -----------         -----------
      TOTAL DISTRIBUTIONS TO SHAREHOLDERS                          (395,514)           (681,362)
                                                                -----------         -----------

CAPITAL SHARE TRANSACTIONS
   Net decrease in net assets derived from
     net change in outstanding shares (a)<F5>                    (2,402,753)           (914,160)
                                                                -----------         -----------
      TOTAL INCREASE (DECREASE) IN NET ASSETS                       125,205          (4,371,971)

NET ASSETS
   Beginning of year                                              9,995,610          14,367,581
                                                                -----------         -----------
   END OF YEAR                                                  $10,120,815         $ 9,995,610
                                                                -----------         -----------
                                                                -----------         -----------

(a)<F5>  A summary of capital share transactions is as follows:

                                    YEAR ENDED               YEAR ENDED
                                  MARCH 31, 2004           MARCH 31, 2003
                                ------------------       -------------------
                                Shares       Value       Shares        Value
                                ------       -----       ------        -----
Shares sold                      18,519   $   576,528     24,083   $   725,830
Shares issued in reinvestment
  of distributions               11,286       356,651     23,197       621,685
Shares redeemed                (111,682)   (3,335,932)   (78,986)   (2,261,675)
                               --------   -----------    -------   -----------
Net decrease                    (81,877)  $(2,402,753)   (31,706)  $  (914,160)
                               --------   -----------    -------   -----------
                               --------   -----------    -------   -----------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                                      YEAR ENDED MARCH 31,
                                                2004           2003           2002           2001           2000
                                                ----           ----           ----           ----           ----
Net asset value,
  beginning of year                            $26.19         $34.76         $32.65         $40.66         $38.24
                                               ------         ------         ------         ------         ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (loss)                                 (0.17)         (0.02)          0.04           0.16           0.06
Net realized and
  unrealized gain (loss)
  on investments                                 9.12          (6.76)          3.06          (4.37)          6.48
                                               ------         ------         ------         ------         ------
     Total from
       investment operations                     8.95          (6.78)          3.10          (4.21)          6.54
                                               ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
From net
  investment income                                --          (0.04)         (0.06)         (0.10)         (0.11)
From net realized gain                          (1.38)         (1.75)         (0.93)         (3.70)         (4.01)
                                               ------         ------         ------         ------         ------
     Total distributions                        (1.38)         (1.79)         (0.99)         (3.80)         (4.12)
                                               ------         ------         ------         ------         ------
     Net asset value,
       end of year                             $33.76         $26.19         $34.76         $32.65         $40.66
                                               ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------
     Total return                               34.52%        (19.65)%         9.63%        (11.31)%        18.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets,
  end of year (millions)                       $ 10.1         $ 10.0         $ 14.4         $ 12.6         $ 12.9
Ratio of expenses to
  average net assets                             1.91%          1.89%          1.59%          1.51%          1.46%
Ratio of net investment
  income (loss) to
  average net assets                            (0.52)%        (0.09)%         0.11%          0.31%          0.15%
Portfolio turnover rate                         24.18%         16.94%          9.80%         20.85%         25.93%

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

   Hester Total Return Fund (the "Fund") is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment management company. The Fund began operations on October 12, 1988.

   Hester Capital Management, L.L.C., the Fund's Advisor, is a registered investment advisor, and provides investment advisory service to individuals and institutions with assets of approximately $1.2 billion. Mr. I. Craig Hester, President, and Mr. John Gunthorp, Executive Vice President, are responsible for the management of the Fund's portfolio. Prior to September 30, 1998, the Fund was known as the Avondale Total Return Fund and was managed by Herbert R. Smith & Co., Inc. Prior to July 31, 2002, the Fund was known as the Avondale Hester Total Return Fund.

   The Fund's investment objective is to realize the combination of income and capital appreciation that will produce the maximum total return consistent with reasonable risk. The Fund seeks to achieve its objective by investing primarily in equity and higher-quality fixed income debt securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

   A. Security Valuation. Securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded on Nasdaq shall be valued using the Nasdaq Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities that are not traded on Nasdaq shall be valued at the most recent trade price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

       Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

   B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   C. Security Transactions, Investment Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities owned on realized transactions is relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the interest method.

   D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   E. Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2004, the Fund increased accumulated net investment loss by $51,074 and decreased accumulated net realized gain on investments by $51,074 due certain permanent book and tax differences. Net assets were not affected by the change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

   For the year ended March 31, 2004, Hester Capital Management, L.L.C., (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 0.70% on the first $200 million of average daily net assets, 0.60% on the next $300 million of net assets, and 0.50% on net assets exceeding $500 million. For the year ended March 31, 2004, the Fund incurred $69,500 in advisory fees.

   U.S. Bancorp Fund Services, LLC (the "USBFS"), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund's Administrator and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund's Fund Accountant, Transfer Agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at an annual rate equal to the greater of 0.15% of the Fund's average daily net assets or $30,000. For the year ended March 31, 2004, the Fund incurred $30,000 in Administration fees.

   U.S. Bank, N.A., an affiliate of USBFS, serves as custodian to the Fund.

   Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

   Certain officers of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

   The cost of purchases and proceeds from sales of securities, excluding short-term securities and U.S. Government securities, for the year ended March 31, 2004, was $2,335,295 and $4,792,373, respectively.

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

   On December 19, 2003, a distribution of $1.376 per share was declared. The dividend was paid on December 19, 2003, to shareholders of record on December 18, 2003.

   The tax character of distributions paid during the years ended March 31, 2004 and 2003 was as follows:

                                           2004            2003
                                           ----            ----
Distributions paid from:
   Ordinary income                        $  9,294       $ 31,601
   Long-term capital gain                  386,220        649,761
                                          --------       --------
                                          $395,514       $681,362

As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

   Cost of investments                                      $7,363,721
                                                            ----------

   Gross tax unrealized appreciation                         3,186,307
   Gross tax unrealized depreciation                          (403,557)
                                                            ----------
   Net tax unrealized appreciation                          $2,782,750
                                                            ----------
                                                            ----------

   Undistributed ordinary income                            $   22,656
   Undistributed long-term capital gain                        548,931
                                                            ----------
   Total distributable earnings                             $  571,587
                                                            ----------
                                                            ----------

   Other accumulated gains/(losses)                         $        0
                                                            ----------
   Total accumulated earnings/(losses)                      $3,354,337
                                                            ----------
                                                            ----------

FEDERAL TAX INFORMATION (Unaudited)

The Hester Total Return Fund designates 100.0% of the dividends declared from net investment income during the year ended March 31, 2004 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended March 31, 2004, 100.0% of the ordinary distributions paid by the Hester Total Return Fund, qualify for the dividend received deduction available to corporate shareholders.

INFORMATION ABOUT PROXY VOTING (Unaudited)

Information regarding how the Hester Total Return Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 811-0215 or by accessing the Fund's website at www.hestercapital.com and the SEC's website at www.sec.gov. Information
---------------------                          -----------
regarding how the Fund voted proxies relating to portfolio securities during the twelve months ending June 30, 2004 will be available after August 31, 2004.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS OF
HESTER TOTAL RETURN FUND AND THE
BOARD OF TRUSTEES OF
PROFESSIONALLY MANAGED PORTFOLIOS

We have audited the accompanying statement of assets and liabilities of Hester Total Return Fund, a series of shares of Professionally Managed Portfolios, including the schedule of investments, as of March 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hester Total Return Fund as of March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                            TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
APRIL 23, 2004

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

   The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Fund's officers and trustees and is available, without charge, upon request.

                                                        INDEPENDENT TRUSTEES
                                                        --------------------

                                         TERM OF         PRINCIPAL                         # OF FUNDS      OTHER
                          POSITION       OFFICE AND      OCCUPATION                        IN COMPLEX      DIRECTORSHIPS
NAME, AGE                 HELD WITH      LENGTH OF       DURING PAST                       OVERSEEN BY     HELD BY
AND ADDRESS               THE TRUST      TIME SERVED     FIVE YEARS                        TRUSTEE         TRUSTEE
-----------               ---------      -----------     -----------                       -----------     -------------
Dorothy A. Berry          Chairman       Indefinite      Talon Industries                      1           Not
(Born 1943)               and            Term            (administrative,                                  Applicable
2020 E. Financial Way     Trustee                        management & business
Suite 100                                Since           consulting); formerly
Glendora, CA 91741                       May 1991        Chief Operating Officer,
                                                         Integrated Assets
                                                         Management (investment
                                                         advisor and manager) and
                                                         formerly President, Value
                                                         Line, Inc., (investment
                                                         advisory & financial
                                                         publishing firm).

Wallace L. Cook           Trustee        Indefinite      Retired; formerly Senior              1           Not
(Born 1939)                              Term            Vice President, Rockefeller                       Applicable
2020 E. Financial Way                                    Trust Co.; Financial
Suite 100                                Since           Counselor, Rockefeller
Glendora, CA  91741                      May 1991        & Co.

Carl A. Froebel           Trustee        Indefinite      Private Investor;  formerly           1           Not
(Born 1938)                              Term            Managing Director,                                Applicable
2020 E. Financial Way                                    Premier Solutions, Ltd.;
Suite 100                                Since           formerly President and
Glendora, CA 91741                       May 1991        Founder, National
                                                         Investor Data Services,
                                                         Inc. (investment related
                                                         computer software).

Rowley W.P. Redington     Trustee        Indefinite      President; Intertech                  1           Not
(Born 1944)                              Term            Computer Services Corp.                           Applicable
2020 E. Financial Way                                    (consumer electronics
Suite 100                                Since           and computer service and
Glendora, CA 91741                       May 1991        marketing); formerly Vice
                                                         President, PRS of New
                                                         Jersey, Inc. (management
                                                         consulting), and Chief
                                                         Executive Officer, Rowley
                                                         Associates (consultants).

                                                  INTERESTED TRUSTEES AND OFFICERS
                                                  --------------------------------
                                         TERM OF         PRINCIPAL                         # OF FUNDS      OTHER
                          POSITION       OFFICE AND      OCCUPATION                        IN COMPLEX      DIRECTORSHIPS
NAME, AGE                 HELD WITH      LENGTH OF       DURING PAST                       OVERSEEN BY     HELD BY
AND ADDRESS               THE TRUST      TIME SERVED     FIVE YEARS                        TRUSTEE         TRUSTEE
-----------               ---------      -----------     -----------                       -----------     -------------
Steven J. Paggioli        Trustee        Indefinite      Consultant, U.S. Bancorp              1           Trustee,
(Born 1950)                              Term            Fund Services, LLC since                          Managers
2020 E. Financial Way                                    July, 2001; formerly                              Funds
Suite 100                                Since           Executive Vice President,
Glendora, CA 91741                       May 1991        Investment Company
                                                         Administration, LLC
                                                         ("ICA") (mutual fund
                                                         administrator and the
                                                         Fund's former administrator).

Robert M. Slotky          President      Indefinite      Vice President, U.S.                              Not
(Born 1947)                              Term            Bancorp Fund Services,                            Applicable
2020 E. Financial Way                                    LLC since July, 2001;
Suite 100                                Since           formerly, Senior Vice
Glendora, CA  91741                      August 2002     President, ICA (May
                                                         1997-July 2001); former
                                                         instructor of accounting
                                                         at California State
                                                         University-Northridge (1997).

Eric W. Falkeis           Treasurer      Indefinite      Vice President, U.S.                              Not
(Born 1973)                              Term            Bancorp Fund Services,                            Applicable
615 E. Michigan St.                                      LLC since 1997; Chief
Milwaukee, WI  53202                     Since           Financial Officer, Quasar
                                         August 2002     Distributors, LLC, since
                                                         2000.

Chad E. Fickett           Secretary      Indefinite      Assistant Vice President,                         Not
(Born 1973)                              Term            U.S. Bancorp Fund                                 Applicable
615 E. Michigan St.                                      Services, LLC since July,
Milwaukee, WI  53202                     Since           2000.
                                         March 2002

                                    Advisor
                       HESTER CAPITAL MANAGEMENT, L.L.C.
                      1301 S. Mo-Pac Expressway, Suite 350
                               Austin, TX  78746

                                  Distributor
                            QUASAR DISTRIBUTORS, LLC
                             615 E. Michigan Street
                              Milwaukee, WI  53202

                                   Custodian
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, OH  45201

                                 Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             615 E. Michigan Street
                              Milwaukee, WI  53202
                                  866-811-0215

                            Independent Accountants
                              TAIT, WELLER & BAKER
                         1818 Market Street, Suite 2400
                            Philadelphia, PA  19103

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                         San Francisco, CA  94105-3441

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The Board of Trustees of the Trust has determined that each member of the Trust's audit committee is financially literate and independent. In addition, the Board has determined that Ms. Dorothy A. Berry and Messrs. Wallace L. Cook and Carl A. Froebel are each an "audit committee financial expert," as defined under new SEC regulations, and also independent of management of each series of the Trust.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                                  FYE  3/31/2004        FYE  3/31/2003
                                  --------------        --------------
        Audit Fees                   $14,000               $13,500
        Audit-Related Fees           N/A                   N/A
        Tax Fees                     $2,000                $2,000
        All Other Fees               N/A                   N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

      Non-Audit Related Fees        FYE 3/31/2004       FYE 3/31/2003
      ----------------------        -------------       -------------
      Registrant                         N/A                 N/A
      Registrant's Investment            N/A                 N/A
      Adviser

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable for periods ending before July 9, 2004.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not Applicable.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.


     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Professionally Managed Portfolios
                   ----------------------------------------------

     By (Signature and Title) /s/ Robert M. Slotky
                             ------------------------------------
                             Robert M. Slotky, President

     Date   June 1, 2004
           ------------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title) /s/ Robert M. Slotky
                             ------------------------------------
                             Robert M. Slotky, President

     Date   June 1, 2004
           ------------------------------------------------------

     By (Signature and Title) /s/ Eric W. Falkeis
                             ------------------------------------
                             Eric W. Falkeis, Treasurer

     Date   June 1, 2004
           ----------------------------------

* Print the name and title of each signing officer under his or her signature.